EXHIBIT 10.40
Third Amendment to
Drug Product Production and Clinical Supply Agreement
     This Third Amendment (the “Third Amendment”) is entered into and effective as of November 25, 2008 (the “Third Amendment Date”) by and between Altus Pharmaceuticals Inc., a Delaware corporation (“Altus”), and Althea Technologies, Inc., a Delaware corporation (“Althea”).
     Whereas, Altus and Althea are parties to that certain Drug Product Production and Clinical Supply Agreement dated August 15, 2006 (the “Original Agreement”), as amended by that certain First Amendment dated June 25, 2007 and that certain Second Amendment dated March 12, 2008 (collectively, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Agreement;
     Whereas, Altus desires that Althea perform, and Althea is willing to perform, certain development and production services relating to the Drug Product that are in addition to the activities contemplated by Schedule 1 to the Agreement; and
     Whereas, the Parties desire to amend the Agreement in order to provide for the performance of such additional services by Althea and to set forth the compensation to be paid by Altus for such additional services, on the terms and subject to the conditions of the Agreement, as amended by this Third Amendment.
     Now, Therefore, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Additional Schedule. A new Schedule 1A is hereby added to, and incorporated by reference in, the Agreement. Schedule 1A shall read in its entirety as set forth in Exhibit A to this Third Amendment (the “Additional Schedule”). For purposes of clarification, the activities specified in the Additional Schedule are in addition to those contemplated by the Agreement as it exists immediately prior to the Third Amendment Date, and the Additional Schedule is not intended to amend or replace, and shall not be construed as amending or replacing, Schedule 1 to the Agreement. Althea and Altus hereby agree to perform their respective obligations under the Additional Schedule in accordance with, and subject to, the terms and conditions of the Agreement, as amended by this Third Amendment. The Parties agree that performance of the activities set forth in the Additional Schedule and substantial compliance with the timelines by the Parties in the Additional Schedule are material obligations of the Parties under the Agreement, as amended by this Third Amendment.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act

2. Additional Payments. In consideration for the activities to be performed by Althea pursuant to the Additional Schedule, Altus agrees to make payment to Althea in the amounts and on the schedule set forth in the Additional Schedule. For purposes of clarification, the payments set forth in the Additional Schedule are in addition to any and all payments contemplated by the Agreement as it exists immediately prior to the Third Amendment Date. Any amount paid by Altus as a prepayment for a particular category of services, as set forth in the Payment Schedule in the Additional Schedule, shall be applied against the first payment(s) due to Althea for such category of services until such prepayment is fully applied; provided, however, that if Altus cancels the work described in the Additional Schedule or terminates the Agreement before all of such prepayments have been applied, the [*] shall be [*], and Althea will [*]. All payments contemplated by this Third Amendment shall be subject to the provisions of Sections 5.8, 5.9, 5.11 and 5.12 of the Agreement.
3. Payment on Termination. For the avoidance of doubt, the Parties acknowledge and agree that the provisions of Section 6.3 of the Original Agreement shall apply to all payments made pursuant to, or contemplated by, this Third Amendment.
4. Effectiveness of Agreement. Except as specifically amended by this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.
5. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument.
[SIGNATURE PAGE FOLLOWS]
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act

     In Witness Whereof, the Parties hereto have duly executed this Third Amendment as of the Third Amendment Date.

Altus Pharmaceuticals Inc.		Althea Technologies, Inc.

By:	/s/ Burkhard Blank	By:	/s/ W. Alan Moore

Name:	Burkhard Blank	Name:	W. Alan Moore

Title:	Executive Vice President	Title:	Executive Vice President and CBO

Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act

Exhibit A
Additional Schedule (Schedule 1A to the Agreement)
See attached.
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

[*]

Altus Pharmaceuticals Inc.		Althea Technologies, Inc.

By:	/s/ Burkhard Blank	By:	/s/ W. Alan Moore

Name:	Burkhard Blank	Name:	W. Alan Moore

Title:	Executive Vice President	Title:	Executive Vice President and CBO

Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act

[*]
Portions of this Exhibit are omitted and have been filed separately with the Secretary of the
Commission pursuant to the Registrant’s application requesting confidential treatment under
Rule 24b-2 of the Exchange Act